QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 21, 2003
Date of Report
(Date of earliest event reported)

Click2learn, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
0024289 (Commission File No.)	91-1276003 (IRS Employer Identification Number)
110-110th Avenue NE Bellevue, Washington 98004 (Address of Principal Executive Offices)
(425) 462-0501 (Registrant's Telephone Number, Including Area Code)

Item 5.    OTHER EVENTS

During fiscal year 2002, Microsoft Corporation accounted for more than 10% of Click2learn, Inc.'s total revenues.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2002	Click2learn, Inc.
	By:	/s/ JOHN D. ATHERLY
		Name:	John D. Atherly
		Title:	Chief Financial Officer and Vice President, Finance and Administration

3

QuickLinks

  Item 5. OTHER EVENTS
SIGNATURES